                                                                      EXHIBIT 24


                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Thomas J. Usher, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ Thomas J. Usher
                                     -------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Allen J. Krowe, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ Allen J. Krowe
                                     ------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Steven C. Mason, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ Steven C. Mason
                                     -------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Robert Mehrabian, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ Robert Mehrabian
                                     --------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, David G. Vice, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ David G. Vice
                                     -----------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, David R. Whitwam, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ David R. Whitwam
                                     --------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Erroll B. Davis, Jr., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ Erroll B. Davis, Jr.
                                     ------------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Michele J. Hooper, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ Michele J. Hooper
                                     ---------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, Raymond W. LeBoeuf, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint W. H. Hernandez and M. C. Hanzel, or either of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ Raymond W. LeBoeuf
                                     ----------------------

                              PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                     (10-K)



     I, James G. Berges, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint R. W. LeBoeuf, W. H. Hernandez and M. C. Hanzel, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 15th day of February 2001.



                                     /s/ James G. Berges
                                     -------------------